UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 19, 2015, Validus Holdings, Ltd. issued a press release (the “Press Release”) announcing the planned retirement of Rupert Atkin as Chief Executive Officer of Talbot Underwriting, Ltd. (“Talbot”) to be effective as of February 29, 2016. Peter Bilsby, currently Managing Director of Talbot, will succeed Mr. Atkin as Chief Executive Officer on March 1, 2016.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Press Release ("Validus Holdings, Ltd. Announces Senior Management Appointments at Talbot Underwriting Ltd.") dated November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President and General Counsel